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                                                                    EXHIBIT 10.6
                             RURAL/METRO CORPORATION
                             STOCK OPTION AGREEMENT

            THIS STOCK OPTION AGREEMENT is made as of the Grant Date, as set forth on the attached Exhibit A, by and between RURAL/METRO CORPORATION, a Delaware corporation (the "Company"), and the person named as the Optionholder (the "Optionholder") on the attached Exhibit A.

            Optionholder is a key person associated with the Company, and the Company considers it desirable and its best interest that Optionholder be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company's Common Stock, all in accordance with the Rural/Metro Corporation 1992 Stock Option Plan (the "Plan"), a copy of which is attached as Exhibit B. For purposes of this Agreement, the term "Company" includes any parent or subsidiary of the Company as defined in Section 424 of the Code.

            NOW, THEREFORE, it is agreed by and between the parties as follows:

            1. Grant of Option. The Company hereby grants to Optionholder, as of the grant date (the "Grant Date") specified in the attached Exhibit A, the right, privilege and option ("Option") to purchase shares of Stock as set forth on the attached Exhibit A (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of this Agreement and the Plan, which is attached hereto as Exhibit B and incorporated by reference in this Agreement. The Optionholder acknowledges having received and carefully reviewed a copy of the Plan. It is set forth in Exhibit A whether or not the Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code.

            2. Option Price. The option price (the "Option Price") as determined by the Plan Administrator is set forth on the attached Exhibit A, which price has been determined by the Plan Administrator to be not less than 100% of the fair market value (as determined under the Plan) per share of the Stock on the Grant Date of this Option if the Option is an Incentive Stock Option (110% if the Option is an Incentive Stock Option and the Optionholder is a shareholder who at the Grant Date owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).

            3.    Vesting of Option.

                  (a) Vesting Schedule. The Optionholder's ability to exercise the Option shall vest in accordance with the vesting schedule set forth on Exhibit A hereto.

                  (b) $100,000 Limitation. To the extent that the aggregate fair market value (determined as of the Grant Date) of Common Stock with respect to which an Incentive Stock Option is granted becomes exercisable for the first time during any calendar year (under this Agreement and any other agreement between the Company and Optionholder) exceeds $100,000, the portion of the Option representing such excess value shall be treated as a Non-Qualified Stock Option.

                  (c) Acceleration. The Plan Administrator may, by resolution adopted after the Grant Date in its sole and absolute discretion, allow the Option to be exercised on an accelerated basis.

                  (d) Full Vesting and Exercisability Upon Death or Disability. The Option granted hereunder shall be fully vested and immediately exercisable upon Optionholder's death or "disability" (as that term is defined in Optionholder's Employment Agreement with the Company, or in


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the absence of an Employment Agreement, as defined in the Company's long-term disability program in effect from time to time) while in the Service (as defined in Section 6) of the Company; provided, however, that if the $100,000 limitation relating to Incentive Stock Options (as referred to in Section 3(b)) would be exceeded by such vesting upon death or disability, then a portion of the Option shall be considered to be a Non-Qualified Option so that the $100,000 limitation is not violated.

                  (e) Termination of Vesting. The Optionholder's rights with respect to the portion of the Option that is not vested shall terminate upon the termination of Optionholder's Service with the Company; provided, however, that the Plan Administrator shall be entitled to extend the vesting period if the Optionholder will render services to the Company as a consultant or independent contractor.

            4. Exercise of Option. The Option issued hereunder shall be exercisable by written notice to the Company, addressed to the Company at its principal place of business, in accordance with the terms of the Plan. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the Optionholder. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by check or, if then permitted by the Plan Administrator, by tendering duly endorsed certificates representing shares of Common Stock then owned by the Optionholder and held for the requisite period necessary to avoid a charge to the Company's earnings and valued at fair market value on the date of exercise. Upon the exercise of the Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Common stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If the Option is exercised pursuant to Section 10 hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of the Option shall be fully paid and non-assessable.

            5. Stock Lock-up; Repurchase Right. The Optionholder hereby agrees that, at the request of the Company, the Optionholder (or in the case of the Optionholder's death, his or her successors as provided under the Plan) shall agree not to sell or otherwise transfer any acquired Optioned Shares during any stock lock-up period agreed to by the Company and any underwriter associated with a public offering of Common Stock. Upon the proper exercise of the Option, the Optionholder (or in the case of the Optionholder's death, his successors as provided under Section 10) may be required to execute a stock repurchase agreement in such form as may be required by the Plan Administrator from time to time.

            6. Termination of Option. The Option, to the extent not previously exercised, shall terminate upon the first to occur of the date that is (a) three months after termination of the Optionholder's Service with the Company, unless due to disability (as defined in Section 22(e)(3) of the Code) or as otherwise determined by the Plan Administrator or the Company's Board of Directors; (b) one year after termination of Service due to disability or as otherwise determined by the Plan Administrator or the Company's Board of Directors; or (c) ten years after the Grant Date (five years after the Grant Date if the Option is an Incentive Stock Option and the Optionholder is a shareholder who at the Grant Date owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company). Notwithstanding the foregoing, if the Optionholder's Service is terminated by the Company for Cause (as defined in the Plan), then the Option shall thereafter be void for all purposes. For purposes of this Agreement, unless otherwise set forth in Exhibit A or as otherwise determined by the Plan Administrator, (i) an Optionholder who was an employee of the Company on the Grant Date shall be deemed to be in "Service" to the Company so long as such individual is an employee of the Company, and (ii) if the Optionholder was a consultant or


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independent contractor to the Company on the Grant Date, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders services to the Company in the capacity of an employee, consultant or independent contractor.

            7. No Privilege of Stock Ownership. The holder of the Option granted hereunder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder shall have exercised the Option, paid the Option Price, and received a stock certificate for the purchased shares of Common Stock.

            8. Liability of the Company.

                  (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may without stockholder approval be issued under the Plan, then this Option shall be void with respect to such excess shares unless stockholder approval of an amendment increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the applicable provisions of the Plan.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

            9. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionholder any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) or the Optionholder, which rights are hereby expressly reserved by each, to terminate the service of Optionholder at any time for any reason whatsoever, with or without cause.

            10. Assignability. If this Option is an Incentive Stock Option, neither this Option nor any rights or privileges conferred hereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this Option shall be exercisable only by Optionholder during the Optionholder's lifetime. If this Option is not an Incentive Stock Option, unless the Optionholder has received written consent of the Plan Administrator, neither this Option nor any rights or privileges conferred hereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this Option shall be exercisable only by Optionholder during the Optionholder's lifetime. Upon the death of Optionholder, the rights of the successors to Optionholder shall be limited as set forth in the Plan.

            11. Binding Affect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            12. Compliance With Laws and Regulations; Securities Matters.

                  (a) The exercise of the Option and the issuance of the Common Stock upon such exercise shall be subject to compliance by the Company and the Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange in which the shares of the Common Stock may be listed at the time of such exercise and issuance. In connection



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with the exercise of this Option, Optionholder shall execute and deliver to the
Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

                  (b) The Option granted hereunder may be exercised by the Optionholder only if (i) the shares of Common Stock which are to be issued upon such exercise are registered under the Securities Act of 1933, as amended (the "1933 Act") and any and all other applicable securities laws, or (ii) the Company, upon advice of counsel, determines that the issuance of the shares of Common Stock upon the exercise of the Option is exempt from registration requirements.

                  (c) If the shares to be issued to the Optionholder upon the exercise of the Option have not been registered under the 1933 Act and all other applicable securities laws, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act and all other applicable securities laws, or (b) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. In the event that the shares to be issued upon exercise of the Option are "restricted securities," the certificates representing shares of Common Stock issued upon exercise of an Option shall be endorsed with a legend reading as follows:


            The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            13. Withholding Taxes; Other Deductions. The Company shall have the right to deduct from any settlement of the Option, including the delivery or vesting of shares (a) an amount sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any amounts due from the Optionholder to the Company or to any subsidiary or parent of the Company or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to the Optionholder an amount equal to such taxes or obligations. Upon the exercise of the Option, the Company may also issue or transfer the shares of Stock subject to such Option net of the number of shares sufficient to satisfy the withholding or employment tax obligations.

            14. Disposition of Optioned Shares. The Optionholder shall provide written notification to the person who is then serving as Secretary of the Company of any disposition of all or any portion of the Optioned Shares within five days after such disposition. The Plan Administrator shall be entitled to require the Optionholder to use a transfer agent designated by the Plan Administrator for any disposition of all or any portion of the Optioned Shares.

            15. Defined Terms. All capitalized terms herein which are not otherwise defined herein shall have the same meaning ascribed to such terms in the Plan.

            16. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionholder at



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the address indicated on Exhibit A. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            17. Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused it to be executed as of the Grant Date.

                                        RURAL/METRO CORPORATION

                                        By:
                                           -----------------------------------
                                        Name: Dean P. Hoffman
                                        Its:  Vice President, Financial Services



                                        OPTIONHOLDER


                                        ----------------------------------------

                                        Printed Name:
                                                     ---------------------------
                                        Social Security Number:

                                        ----------------------------------------



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                                   EXHIBIT A


NAME/ADDRESS OF
OPTIONHOLDER:




GRANT DATE:

OPTION PRICE
PER SHARE:



NUMBER OF OPTIONED
SHARES SUBJECT TO
INCENTIVE STOCK OPTIONS:


NUMBER OF OPTIONED
SHARES SUBJECT TO
NON-QUALIFIED STOCK
OPTIONS:


VESTING SCHEDULE: The Optionholder's ability to exercise the Option shall vest in accordance with the following schedule so that from each of the below-listed vesting dates to termination of the Option, the Optionholder shall be entitled to exercise the Option to purchase the number of additional Optioned Shares subject to an Incentive Stock Option (ISO) and/or a Non-Qualified Stock Option
(NQSO) as specified with respect to such vesting date:

                   VESTING DATE                 ISO          NQSO
                   ------------                 ---          ----

          Grant Date
          First Anniversary of Grant Date
          Second Anniversary of Grant Date
          Third Anniversary of Grant Date


                                      A-1
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                                   EXHIBIT B

                             1992 STOCK OPTION PLAN

                                     B-1